SUPPLEMENT TO THE PROSPECTUS OF
TCW GALILEO FUNDS, INC.

Dated:    March 1, 2002

Under the section titled “TCW Galileo Asia Pacific Equities Fund” beginning on page 11, the second sentence of the first paragraph is deleted and the following sentences are substituted:

At least 80% of the Fund’s net assets will be invested (except when maintaining a temporary defensive position) in equity securities of Asian Pacific Companies including rights or warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks; American Depository Receipts (ADRS); Global Depository Receipts (GDRs); equity linked notes; and other securities with equity characteristics. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign security. GDRs are receipts typically issued by a foreign bank or trust company which evidence ownership of the underlying foreign securities.

Under the section titled “TCW Galileo Asia Pacific Equities Fund” at page 12, Jeffrey M. Atherton and Saker A. Nusseibeh are deleted as the Fund’s portfolio managers and Marco Wong is substituted.

Under the section titled “TCW Galileo European Equities Fund” beginning at page 21, James M. Burns is deleted as a portfolio manager.

Under the section titled “Portfolio Managers” at page 34 James M. Burns is deleted and the following individual added:

Marco Wong	Chief Investment Officer, SGY Asset Management (Singapore) Ltd.

The paragraph “Investment Sub-Adviser” on page 34 is amended to state:

Société Générale Asset Management International Ltd. (“SGAM-UK”), Sub-Adviser to the Emerging Markets Equities, European Equities and Select International Equities is headquartered at 100 Ludgate Hill, London, United Kingdom EC4M 7NL. SGY Asset Management (Singapore) Ltd (“SG Singapore”), Sub-Adviser to the Asia Pacific Equities Fund is headquartered at 80 Robinson Road, Singapore 068898.

The second paragraph on page 35 under the subsection “Advisory Agreement” is hereby amended to read:

The Adviser has retained, at its sole expense SG Singapore to provide investment advisory services for the Asia Pacific Equities Fund and SGAM-UK to provide investment advisory services for the Emerging Markets Equities, European Equities and Select International Equities. Under the Sub-Advisory Agreements the Sub-Advisers assist the Adviser in performing its advisory functions in respect of the Funds.

August 6, 2002
GALIIP